UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange
Act of 1934

                     Date of Report: January 28, 1997


                    ST. MARY LAND & EXPLORATION COMPANY
           (Exact name of registrant as specified in its charter


             Delaware            0-20872           41-0518430

        (State of other     (Commission      (IRS Employer
         jurisdiction of     File No.         Identification No.)
         incorporation)

          1776 Lincoln Street, Suite 1100, Denver, Colorado 80203
          (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:
(303) 861-8140

                              Not applicable
                         (Former name and address)




EXPLANATORY NOTE:

The sole purpose of this current report on Form 8-K is to file the three listed exhibits.


Item 7.  Financial Statements and Exhibits.

     (c)  Exhibits

     10.1      Amended and Restated Credit Agreement between the
               Company and NationsBank of Texas, N.A. and Norwest
               Bank Colorado, National Association, dated
               April 1, 1996

     10.2      Amended and Restated Credit Agreement between
               Panterra Petroleum, the Company, and First
               Interstate Bank, N.A., dated Ferbuary 6, 1995

     99        Employment Agreement between the Company and
               Ralph H. Smith, effective October 1, 1995.


                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              ST. MARY LAND & EXPLORATION COMPANY

Date:  January 28, 1997       /s/ David L. Henry
                                  David L. Henry
                                  Its:   Chief Financial Officer